                                                     Exhibit 99.7
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

    -------------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.                   ACCRUAL BASIS
    -------------------------------------------------

    -------------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
    -------------------------------------------------

    -------------------------------------------------
    JUDGE: Barbara J. Houser
    -------------------------------------------------

                       UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: APRIL 30, 2001


    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



    RESPONSIBLE PARTY:
    /s/ Drew Keith                                                              Chief Financial Officer
    -----------------------------------------------------        ----------------------------------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                               TITLE



    Drew Keith                                                                            5/21/01
    -------------------------------------------------------      -----------------------------------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                                                     DATE

    PREPARER:

    /s/ Jessica L. Wilson                                                       Chief Accounting Officer
    -------------------------------------------------------      -----------------------------------------------------
    ORIGINAL SIGNATURE OF PREPARER                                                      TITLE

    Jessica L. Wilson                                                                5/21/01
    -------------------------------------------------------      -----------------------------------------------------
    PRINTED NAME OF PREPARER                                                           DATE

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Monthly Operating Report

        -------------------------------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                                                           ACCRUAL BASIS-1
        -------------------------------------------------------------------

        -------------------------------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                                                               02/13/95, RWD, 2/96
        -------------------------------------------------------------------

        -------------------------------------------------------------------
        COMPARATIVE BALANCE SHEET
        ----------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE             MONTH         MONTH              MONTH
                                                                                  --------------------------------------------
        ASSETS                                                    AMOUNT            April 2001
        ----------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                                $    3,646        $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                    $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                       $    3,646        $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                        $   76,002        $    3,601           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                          $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                   $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                   $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                              $  375,137        $  755,538           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                             $  454,785        $  759,139           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                      $  120,412        $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                           $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                        $  120,412        $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                  $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                       $2,892,844         $2,723,098           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                                     $3,468,041         $3,482,237           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ----------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                   $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                           ($164)          $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                      $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                  $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                       $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                             ($164)          $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ----------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                                       $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                    $   73,455        $        0           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                                   $   68,502        $   62,673           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                $1,225,717           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES                    $  141,957        $1,288,390           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                                $  141,957        $1,288,226           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        EQUITY
        ----------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                         $2,194,261           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                        ($250)          $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ----------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                     $        0        $2,194,011           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                                   $  141,957        $3,482,237           $0                 $0
        ----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                  Monthly Operating Report

        ------------------------------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                                     ACCRUAL BASIS-2
        ------------------------------------------------------------------

        ------------------------------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                                             02/13/95, RWD, 2/96
        ------------------------------------------------------------------

        -----------------------------------------------
        INCOME STATEMENT
        -----------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH          MONTH           QUARTER
                                                   ------------------------------------------------------
        REVENUES                                        April 2001                                          TOTAL
        -----------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                  $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                       $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                     $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -----------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                        $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                    $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                 $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                        $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                    $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -----------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                  $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                             $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                        $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                    $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                             $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                        $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -----------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)               $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                        $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                    $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                             $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                     $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -----------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                               $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                               $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                             $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                   $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                      $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                               $0               $0              $0              $0
        -----------------------------------------------------------------------------------------------------------
=========================================================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        -----------------------------------------
        CASE NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-3
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42147-BJH-11                  02/13/95, RWD, 2/96
        -----------------------------------------

        --------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                      MONTH            MONTH           MONTH          QUARTER
                                                         --------------------------------------------------
        DISBURSEMENTS                                       April 2001                                          TOTAL
        --------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                         $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        --------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                        $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        --------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                       $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                      $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                          $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        --------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                    $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                    $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                               $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                      $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                    $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                              $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        --------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                       $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        14.    SALES,USE & OTHER TAXES PAID                      $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                             $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                         $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                         $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                               $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                  $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                            $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                     $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                             $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                          $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                       $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                               $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                     $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                 $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                 $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                               $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                     $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                               $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                     $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                               $0               $0              $0               $0
        --------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                      Monthly Operating Report

        ---------------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                      ACCRUAL BASIS-4
        ---------------------------------------------------
        ---------------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                                 02/13/95, RWD, 2/96
        ---------------------------------------------------

        -------------------------------------------------------------------------------------------------------
                                                       SCHEDULE       MONTH             MONTH           MONTH
                                                                  ---------------------------------------------
        ACCOUNTS RECEIVABLE AGING                       AMOUNT      April 2001
        -------------------------------------------------------------------------------------------------------
        1.      0-30                                                $    0              $    0       $    0
        -------------------------------------------------------------------------------------------------------
        2.      31-60                                               $    0              $    0       $    0
        -------------------------------------------------------------------------------------------------------
        3.      61-90                                               $    0              $    0       $    0
        -------------------------------------------------------------------------------------------------------
        4.      91+                                                 $5,182              $5,182       $5,182
        -------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                  $0       $5,182              $5,182       $5,182
        -------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                     $1,581              $1,581       $1,581
        -------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                  $0       $3,601              $3,601       $3,601
        -------------------------------------------------------------------------------------------------------

        ---------------------------------------------------
        AGING OF POSTPETITION TAXES AND PAYABLES                         MONTH:        April 2001
                                                                               ----------------------------
        ---------------------------------------------------------------------------------------------------
                                         0-30             31-60       61-90          91+
        TAXES PAYABLE                    DAYS             DAYS         DAYS          DAYS         TOTAL
        ---------------------------------------------------------------------------------------------------
        1.      FEDERAL                  $  0              $0           $0             $0           $  0
        ---------------------------------------------------------------------------------------------------
        2.      STATE                   ($164)             $0           $0             $0          ($164)
        ---------------------------------------------------------------------------------------------------
        3.      LOCAL                    $  0              $0           $0             $0           $  0
        ---------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)      $  0              $0           $0             $0           $  0
        ---------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE     ($164)             $0           $0             $0          ($164)
        ---------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE         $  0              $0           $0             $0           $  0
        ---------------------------------------------------------------------------------------------------

        ---------------------------------------------------
        STATUS OF POSTPETITION TAXES                                     MONTH:       April 2001
                                                                               ------------------------------------
        -----------------------------------------------------------------------------------------------------------
                                                      BEGINNING            AMOUNT                          ENDING
                                                         TAX            WITHHELD AND/       AMOUNT           TAX
        FEDERAL                                       LIABILITY*         0R ACCRUED          PAID         LIABILITY
        -----------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                              $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                            $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                            $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                               $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        5.      INCOME                                     $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                        $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                        $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -----------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        9.      SALES                                     ($164)             $0               $0            ($164)
        -----------------------------------------------------------------------------------------------------------
        10.     EXCISE                                     $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                               $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                              $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                          $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                        $  0              $0               $0             $  0
        -----------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                       ($164)             $0               $0            ($164)
        -----------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                               ($164)             $0               $0            ($164)
        -----------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        ----------------------------------------
        CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-5
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42147-BJH-11                 02/13/95, RWD, 2/96
        ----------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                          MONTH:         April 2001
                                                                                 --------------------------------------------------
        -----------------------------------------------
        BANK RECONCILIATIONS
                                                              Account #1                 Account #2          Account #3
        ---------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                      Bank One                  Mid-Cities
        --------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                          1586267807                  4235800                          TOTAL
        --------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                    Operating-Closed 11/00    Operating - Closed 5/00
        ---------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                                 $0                         $0                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                           $0                         $0                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                               $0                         $0                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                                    $0                         $0                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                                $0                         $0            $0        $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN                   account closed             account closed
        ---------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------
                                                 DATE OF         TYPE OF          PURCHASE        CURRENT
        BANK, ACCOUNT NAME & NUMBER              PURCHASE       INSTRUMENT         PRICE           VALUE
        ----------------------------------------------------------------------------------------------------------
        7.      N/A
        ----------------------------------------------------------------------------------------------------------
        8.      N/A
        ----------------------------------------------------------------------------------------------------------
        9.      N/A
        ----------------------------------------------------------------------------------------------------------
        10.     N/A
        ----------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                     $0              $0
        ----------------------------------------------------------------------------------------------------------
        -----------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                      $0
        ----------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                             $0
        ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

       ----------------------------------------
       CASE NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-6
       ----------------------------------------

       ----------------------------------------
       CASE NUMBER: 400-42147-BJH-11                 02/13/95, RWD, 2/96
       ----------------------------------------

                                                     MONTH:    April 2001
                                                     -------------------------

       ----------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ----------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       --------------------------------------------------------------
                                INSIDERS
       --------------------------------------------------------------
                              TYPE OF        AMOUNT     TOTAL PAID
                NAME          PAYMENT         PAID        TO DATE
       --------------------------------------------------------------
       1.   Mary Phillips     Salary           $0         $68,750
       --------------------------------------------------------------
       2.
       --------------------------------------------------------------
       3.
       --------------------------------------------------------------
       4.
       --------------------------------------------------------------
       5.
       --------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                        $0         $68,750
       --------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------------
                                                                 PROFESSIONALS
       ------------------------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                                      TOTAL
                                ORDER AUTHORIZING            AMOUNT             AMOUNT            TOTAL PAID       INCURRED
                 NAME                PAYMENT                APPROVED             PAID               TO DATE        & UNPAID *
       ------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                   $0                 $0                  $0               $0
       ------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -----------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -----------------------------------------------------------------
       -----------------------------------------------------------------
                                   SCHEDULED    AMOUNTS
                                    MONTHLY      PAID         TOTAL
                                    PAYMENTS    DURING       UNPAID
              NAME OF CREDITOR        DUE        MONTH    POSTPETITION
       -----------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------
       6.   TOTAL                      $0          $0          $0
       -----------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

        -------------------------------------
        CASE NAME: Longhorn Solutions, Inc.     ACCRUAL BASIS-7
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42147-BJH-11                02/13/95, RWD, 2/96
        -------------------------------------

                                                 MONTH: April 2001
                                                       ----------------------

        -------------------------
        QUESTIONNAIRE

        ------------------------------------------------------------------------------------------------------
                                                                                              YES        NO
        ------------------------------------------------------------------------------------------------------
        1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
              THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                        X
        ------------------------------------------------------------------------------------------------------
        2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
              OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                  X
        ------------------------------------------------------------------------------------------------------
        3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
              LOANS) DUE FROM RELATED PARTIES?                                                            X
        ------------------------------------------------------------------------------------------------------
        4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
              THIS REPORTING PERIOD?                                                                      X
        ------------------------------------------------------------------------------------------------------
        5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
              DEBTOR FROM ANY PARTY?                                                                      X
        ------------------------------------------------------------------------------------------------------
        6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
        ------------------------------------------------------------------------------------------------------
        7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
              PAST DUE?                                                                                   X
        ------------------------------------------------------------------------------------------------------
        8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
        ------------------------------------------------------------------------------------------------------
        9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
        ------------------------------------------------------------------------------------------------------
        10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
              DELINQUENT?                                                                                 X
        ------------------------------------------------------------------------------------------------------
        11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
              REPORTING PERIOD?                                                                           X
        ------------------------------------------------------------------------------------------------------
        12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
        ------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        -------------------------
        INSURANCE

        ------------------------------------------------------------------------------------------------------
                                                                                              YES        NO
        ------------------------------------------------------------------------------------------------------
        1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
              NECESSARY INSURANCE COVERAGES IN EFFECT?                                         X
        ------------------------------------------------------------------------------------------------------
        2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
        ------------------------------------------------------------------------------------------------------
        3.    PLEASE ITEMIZE POLICIES BELOW.
        ------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------


        --------------------------------------------------------------------------------------------------------------------------
                                                     INSTALLMENT PAYMENTS
        --------------------------------------------------------------------------------------------------------------------------
                  TYPE  OF                                                                                      PAYMENT AMOUNT
                   POLICY                         CARRIER                      PERIOD COVERED                    & FREQUENCY
        --------------------------------------------------------------------------------------------------------------------------
        Property Insurance               CAN Transcontinental Ins. Co      9/12/00-9/11/01                 $ 1,723.00     Annual
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    -----------------------------------------------------
    CASE  NAME: Longhorn Solutions, Inc.                  FOOTNOTES SUPPLEMENT
    -----------------------------------------------------

    -----------------------------------------------------
    CASE  NUMBER: 400-42147-BJH-11                           ACCRUAL BASIS
    -----------------------------------------------------

                                                MONTH:         April 2001
                                                      --------------------------

    --------------------------------------------------------------------------------------------------------------
       ACCRUAL BASIS            LINE                             FOOTNOTE / EXPLANATION
        FORM NUMBER            NUMBER
    --------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
              7                                All other insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    --------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
             General                           Operations of this entity ceased October 12, 2000. Costs incurred
    --------------------------------------------------------------------------------------------------------------
                                                  are final closing relating items.
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                    April 2001


8.   OTHER (ATTACH LIST)                         $   755,538 Reported
                                                 -----------
       Intercompany Receivables                      715,873
       Deferred Taxes                                 36,717
       Security Deposit                                2,948
                                                 -----------
                                                     755,538 Detail
                                                 -----------

                                                         -   Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                  $ 2,723,098 Reported
                                                 -----------
       Software knowledge                          3,397,988
       Accum Amortization                           (674,890)
                                                 -----------
                                                   2,723,098 Detail
                                                 -----------
                                                         -   Difference

27.  OTHER (ATTACH LIST)                         $ 1,225,717 Reported
                                                 -----------
       Accrued income taxes                          (71,204)
       Deferred income tax expense                 1,296,921
                                                 -----------
                                                   1,225,717 Detail
                                                 -----------
                                                         -   Difference